EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         I, MICHAEL ROSENFELD, Chief Executive Officer of EduLink, Inc. (the "Company") do hereby certify, in accordance with 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


         (1) The Quarterly Report on Form 10-QSB of the Company for the period ending March 31, 2003 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated May 19, 2003                                 /S/ Michael Rosenfeld
                                                   -----------------------
                                                   MICHAEL ROSENFELD
                                                    Chief Executive Officer